UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2015

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2015, the Board of Directors of Kulicke & Soffa Industries, Inc. (the “Company”) voted to amend and restate the Company’s By-Laws (the “Amended and Restated By-Laws”), effective immediately following the Board of Director’s vote.
     The Amended and Restated By-Laws establish new requirements and procedures, referred to as “advance notice provisions,” which are applicable to shareholders wishing to bring proposals of business and nominations of directors before an annual or special meeting of the Company’s shareholders. The advance notice provisions of the Amended and Restated By-Laws, among other things:

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Require shareholders making proposals or nominations to be considered at annual meetings to deliver notice of such proposals or nominations to the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (unless the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case the notice must be delivered not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day a document is first filed by the Company with the SEC setting forth the date of such meeting);

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Solely for the 2016 annual meeting of shareholders (the “2016 AGM”), require shareholders making proposals or nominations to be considered at the 2016 AGM to deliver notice of such proposals or nominations to the Company not later than the close of business on November 23, 2015 in order to be timely;

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Require shareholders making nominations to be considered at special meetings at which directors are being elected to deliver notice of such nominations to the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if later, the 10th day following the day on which a document is first filed by the Company with the SEC setting forth the date of the special meeting;

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Require that shareholders must comply with the content of notice provisions for director nominations, including but not limited to the nominee’s name, written consent to serve and other information customarily provided in a proxy statement pursuant to the Securities Exchange Act of 1934;

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Require that shareholders must comply with the content of notice provisions for business to be considered at a meeting, including but not limited to, a reasonably brief description of the business to be considered, the text of the proposal or business (including the text of any proposed resolutions) and any material interest in the business proposed by the shareholder proponent; and

•	Require full disclosure of the shareholder proponent’s name and address, all ownership interests and any derivative, swap or other transactions engaged in by the shareholder proponent.
The Amended and Restated By-Laws do not affect any rights of shareholders to request inclusion of shareholder proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3(ii)	The Company’s Second Amended and Restated By-Laws, dated October 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 22, 2015	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Lester A. Wong
	Name:	Lester A. Wong
	Title:	Senior Vice President, Legal Affairs and General Counsel